EXHIBIT 10.11

TYPE OF LEASE:

New

Renewal

Expansion

Option

Change/Adj.

BUSINESS NAME:

Heat Biologics

TENANT:

Heat Biologics, Inc.

CONTACT:

Jeff Wolf, CEO

15 TW Alexander, Suite 119, RTP, NC 27709.

(c) 917-349-1485

(o) 919-314-8324

(e-mail) jwolf@heatbio.com

PROPERTY ADDRESS:

Europa Center – Suite 420

100 Europa Dr., Chapel Hill, NC 27517

LANDLORD:

Europa Center, LLC.

NOTICE ADDRESS:

Thomas Linderman Graham Inc.

100 Europa Dr. – Suite 190, Chapel Hill, NC 27517

RENT PAYMENTS:

Europa Center, LLC, c/o Thomas Linderman Graham Inc.

P.O. Box 900002, Raleigh, NC 27675-9000

DATE LEASE SIGNED:  November 18, 2011

RENTABLE SQ. FTG:  2,111

LEASE TERM:  One (1) year + One (1) month

MOVE-IN DATE:  The earlier of completion of agreed improvements or December 9, 2011

LEASE COMMENCES:  January 1, 2012

LEASE EXPIRES:  January 31, 2012

RENT COMMENCES:  February 1, 2012

RENT PSF:  $22.00

MONTHLY BASE RENT:  $3,870.17

ANNUAL BASE RENT: $46,442.00

RENT ADJUSTMENTS:  See Rent Summary for schedule.

OPERATING EXPENSE ADJUSTMENT: Base year is established as 2012

PRORATION:  Calculation of Rents is based on the annual rent amount divided by a 365 day year.

OPTION TO RENEW:  Provide the Tenant is not in default of any terms of the lease, at the end of the initial Term this leave may be extended for Two (2) terms of One (1) year each, commencing at the expiration of the initial term with Ninety (90) days prior written notice.

See Rent Summary for scheduled rent increase for each Option to Renew.

OPTION TO EXPAND:  Provided the Tenant is not in default of any terms of this lease, and upon Tenant’s written request of the desire to expand or relocate within the property, management will investigate possibilities. If an adjacent space, or other space agreeable to Tenant, is vacant a “courtesy notification” to Tenant of the availability of the space. The cost of expansion and Tenant improvements to be negotiated based on the current market condition.

ALL RENTS ARE DUE ON THE 1ST DAY OF EACH MONTH: Any payment not received by the 5th of the month will incur an automatic late fee of Five (5%) percent.

SECURITY DEPOSIT:  An amount equal to one (1) month rent of $3,870.17 will be held as a Refundable Security Deposit.

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TENANT IMPORVEMENT AGREEMENT:  Landlord agrees to the following:

1.

Repair and paint to match the two (2) rear offices as needed.

2.

Replace server room door.

3.

Clean carpets.

4.

Prepare for occupancy.

See attached EXHIBIT D for Tenant Improvement Agreement

PAID BY LANDLORD:  Property Taxes, Insurance, Exterior and Common Area Maintenance, All Utilities including Common Area (Electrical, Water & Sewer), Security, Management, HVAC Maintenance, Janitorial, Trash Removal and Extermination.

PAID BY TENANT:  Fire & Extended Coverage Insurance for tenant contents, Commercial General Liability Insurance for Tenant, all telephone, cable, internet, etc. installation costs and monthly service charges, and pro-rata share of Operating Expense increase over base year.

Tenant to be financially responsible for all telephone, cable, internet, etc. scheduling, and installation costs & monthly service charges which Tenant directly contracts for.

RENT SUMMARY

Heat Biologics (Tenant)

2,111 (Sq Ft)

Partial period
Lease execution to 1/31/12	PSE	Monthly	Annual
BASE RENT	$00.00	$00.00	$00.00

LEASE YEAR 1
Date 2/1/12 to 1/31/13	PSE	Monthly	Annual
BASE RENT:	$22.00	$3,870.17	$36,442.00

1ST OPTION TO RENEW
Date 2/1/13 to 1/31/14	PSE	Monthly	Annual
BASE RENT:	$23.00	$4,046.08	$38,552.00

2ND OPTION TO RENEW
Date 2/1/14 to 1/31/15	PSE	Monthly	Annual
BASE RENT:	$23.50	$4,134.04	$49,608.50

PLEASE MAKE RENT PAYMENTS TO:

Europa Center, LLC,

c/o Thomas Linderman Graham Inc.

P.O. Box 900002

Raleigh, NC 27675-9000

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EUROPA CENTER LEASE

CONTENTS OF LEASE BY SECTION

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THE TERMS OF THIS LEASES ARE CONFIDENTIAL

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EUROPA CENTER OFFICE LEASE

This lease is made as of November 18, 2011 by and between Europa Center, LLC (collectively, “Landlord”) and Heat Biologics, Inc., a North Carolina corporation, dba: Heat Biologics (“Tenant”). Both parties acknowledge that Thomas Linderman Graham Inc. a North Caroling Corporation, is the authorized agent of Landlord, with full power and authority to execute this Lease on behalf of Landlord and to bind the Landlord to its terms. In consideration of the reciprocal obligations stated herein, Landlord and Tenant agree as follows:

1.

DEFINITIONS.  When used in the Lease, the terms listed below shall have the meanings stated in this Section 1.

(a)

“Building”:  the five-story office building in which the Rented Space is located.

(b)

“Commencement Date”:  the actual date on which the term of this Lease commences, as provided in Section 3 below.

(c)

“Common Areas”:  Any existing or future equipment, improvements, areas or spaces intended for the joint use of Landlord, Tenant and other tenants, occupants or users of the Europa Center. Common Areas include but are not limited to sidewalks, driveways, stairways, halls, lobbies, elevators, passages and parking facilities.

(d)

“CPI”: shall mean the Consumer Price Index - U.S. City Averages for Urban Wage Earners and Clerical Workers – All Items (base year 1982-84=100), published by the United States Bureau of Labor Statistics.

(e)

“Europa Center”:  that tract of land located in Chapel Hill Township, Orange County, North Carolina, described in Exhibit A attached hereto and incorporated herein, and all improvements situated thereon.

(f)

“Lease Year”:  each twelve (12) month period of the Term beginning with February 1st and ending on January 31st. The first Lease Year shall begin on February 1, 2012 and shall end January 31, 2013.

(g)

“Lease Premises”:  the Rented Space, together with the nonexclusive right to use the Common Areas as provided in Sections 23 and 24 of this Lease.

(h)

“Rentable Square Feet”:  the useable square feet of any area multiplied by a core factor of 1.14.

(i)

“Rented Space”:  that office space area shown as the cross-hatched area on Exhibit B attached hereto and incorporated herein, which is designated Suite 420 of the Europa Center and which consists of approximately 2,111 Rentable Square Feet.

(j)

“Term”:  the term of this Lease as specified in subsection (a) of Section 3 below.

2.

DEMISE  Subject to the terms and conditions stated in this Lease, Landlord hereby leases the Leased Premises to Tenant, and Tenant hereby leases the Leased Premises from Landlord.

3.

TERM.

(a)

Term.  The term of this Lease shall commence on the later of: (1) the date that Tenant takes possession of any part of the Rented Space, or (2) January 1, 2012. The term shall terminate at 11:59 P.M. on January 31, 2013, if not sooner terminated by Landlord pursuant to the terms of this Lease.

(b)

No Reinstatement.  No receipt of money by Landlord from Tenant or any other party after termination of this Lease shall reinstate, continue or extend the Term or affect any notice of termination served on Tenant by Landlord.

4.

RENT.

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(a)

Initial Annual Base Rent: for the First Lease Year, Tenant shall pay to Landlord annual base rent in the amount of $46,442.00, payable in equal monthly installments of $3,870.17 each, commencing February 1, 2012. For each succeeding Lease Year of the Term, Tenant shall pay to Landlord annual base rent as determined pursuant to subsection (b) below payable in equal monthly installments commencing on the first day of each Lease Year. All monthly base rent payments shall be made to Landlord at: Europa Center, LLC, c/o Thomas Linderman Graham Inc., P.O. Box 900002, Raleigh, NC 27675-9000, or at such other place as Landlord may designate from time to time in writing.

(b)

Adjustments to Annual Base Rent.  . See RENT SUMMARY for scheduled increases and Options to Renew.

(c)

Base Rent for Partial Month.  Base rent due for any partial month at the beginning of the Term shall be $127.24 per day, payable in advance on the Commencement Date. Base rent due for any partial month at the end of the Term shall be determined on a per diem basis, using the then applicable annual base rent. Calculation of Rents is based on the annual rent amount divided by a 365 day year.

(d)

Operating Expense Adjustment.  The Annual Base Rent shall remain in effect without adjustment throughout the Base Year. For the remainder of the term of the lease the Annual Base Rent shall be subject to periodic adjustment in accordance with the following provisions:

(i) “Base Year” shall mean the calendar year of the date of this Lease which is 2012.

(ii) “Annual Base Rent” shall mean the Initial Annual Base Rent as specified and defined above in Paragraph 4(a) of this Lease, including any and all adjustments as further stipulated in Paragraph 4(b) of this Lease for each subsequent Lease Year.

(iii) “Comparison Year” shall mean calendar year 2013. Each succeeding comparison year shall be a calendar year having an anniversary date of January 1.

(iv) “Operating Expenses” shall mean all direct costs of repair, operation, maintenance and management incurred by Landlord with respect to the buildings, grounds and premises, and properly chargeable against income as determined by standard accounting practices, these shall include the following costs by way of illustration, but not limitation:  utility charges; hazard and liability insurance premiums; ad valorem real and personal proper taxes; costs incurred in the management of the building; costs incurred in securing the building; costs incurred in painting, lighting and upkeep of the building and premises; supplies; materials, equipment and tools; further operating expenses, including, but not limited to maintenance costs for maintenance, upkeep, repair and maintenance of parking lot and parking garage, trash removal; labor; uniforms; and building and premises security, and any other expenses necessary for the maintenance, repair and upkeep of any and all common areas of the Buildings, parking lots and garage, pond, fountain and grounds. Operating expenses shall not include the following: depreciation and amortization on the Buildings or equipment therein; interest expenses and all other costs related to Landlord’s financing, if any; advertising/ real estate broker’s commission, repairs or other work occasioned by fire, windstorm or other casualty of an insurable nature or by the exercise of eminent domain or any expenditures for which Landlord is entitled to be reimbursed from any source including without limitation, insurance and condemnation proceeds; costs and expenses associated with leasing to other tenants, including tenant improvement allowances, attorney’s fees, and architectural fees, if any, costs directly attributable to the design and construction of improvements, or renovating or decorating, painting or redecorating space for other tenants; expenses in connection with services or other benefits of a type which are not provided to Tenant but which are provided to another tenant or occupant, if any, the cost of clean-up or remediation of hazardous or toxic wastes which are not caused by Tenant; costs., fines or penalties incurred due to violation by Landlord or any other tenant of the terms and conditions of any lease, laws or regulations, if any; amounts for services paid to entities of Landlord which exceed the amount that would have been paid to unaffiliated entities; all costs. Items and services for which any tenant or third party reimburses Landlord; or any improvements of a capitalized asset.

(v) Landlord shall provide Tenant with a statement showing actual Operating Expenses within 990 days after the end of each comparison year. Balance due, if any, shall be paid in full by Tenant

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Within 30 days of receipt. If in the twelve-month period preceding the computation of each Operating Expense Adjustment, the occupancy of the net Rentable Square Feet of the Building averages less than ninety-five percent (95%), then it is agreed that the Landlord’s Operating Expenses will be adjusted for such year so that such Operating Expenses shall be computed as though the net Rentable Square Feet of the Building has been ninety-five percent (95%) occupied for such calendar year.

(e)

Option to Renew:  Provided the Tenant is not in default of any terms of this lease, at the end of the Initial Term, this lease may be extended for Two (2) terms of Once (1) year each, commencing at the expiration of the initial term with Ninety (90) days prior written notice. See Rent Summary for scheduled rent increases for each Option to Renew.

(f)

Option to Expand:  Provided the Tenant is not in default of any terms of this lease, and upon Tenant’s written request of their desire to expand or relocated within the property, management will investigate possibilities. If an adjacent space, or other space agreeable to Tenant, is vacant or is soon to become vacant, prior to leasing to another prospect, Europa Center will provide a “courtesy notification” to Tenant of the availability of the space. The cost of expansion and Tenant Improvements to be negotiated based on the current market conditions.

(g)

Additional Rent.  All other charges, costs and sums required to be paid by the Tenant to Landlord under this Lease shall be deemed to be additional rent, and shall be collectable by Landlord as suck.

(h)

Independent Covenant.  The obligation to pay any and all rent hereunder is a separate and independent covenant of Tenant, and no breach or alleged breach by Landlord of the terms hereof shall give Tenant any right to withhold or escrow any rental payments when due.

5.

LATE PAYMENT.  Tenant recognized and acknowledges that if rent payments are not received when due, Landlord will suffer damages and additional expense.  Tenant therefore agrees that a last fee equal to five (5%) percent of the rent which is late may be assessed by Landlord as additional rent if the Landlord has not received any monthly installment of annual rent or other rent or additional rent due pursuant to this Lease within five (5) days of its due date.  If any check given in payment of tent is not honored when due, Landlord may assess the late fee and may also require that subsequent rent payments be made by certified or cashier’s check.  Landlord’ rights under this Section 5 are in addition to and may be exercised cumulatively with Landlord’s rights and remedies under Section 14 below.

6.

SECURITY DEPOSIT.  Landlord acknowledges receipt from Tenant of the sum equal to One (1) month rent of $3,870.17 which sum Landlord shall retain as security for the performance by Tenant of each of its obligations under this Lease.  The security deposit will be placed in a non-interest bearing trust account.  If Tenant fails at any time to perform its obligations, Landlord may at its option apply the deposit, or so much thereof as is required, to cure Tenant’s default.  If at any time prior to the termination of this Lease Landlord depletes the deposit in whole or in part, Tenant shall immediately restore the amount so used by Landlord.  Unless Landlord uses the deposit to cure a default of Tenant, or to restore the Leased Premises to the condition that Tenant is required to leave them at the conclusion of the Term, Landlord shall within thirty (30) days of the termination of the Lease refund so much of the deposit as it continues to hold Tenant, less any interest earned.

7.

USE OF LEASED PERMISES AND COMPLIANCE WITH LAW. The Leased Premises shall be used only for general office purposes, and for no other purposes without the Landlord’s prior written consent.  Tenant shall not use the Leased Premises for any unlawful purpose or in any manner that might constitute a nuisance.  Tenant shall comply with all land use covenants and Rules and Regulations (see Exhibit C) pertaining to the Leased Premises, and all ordinances and regulations of governmental authorized applicable to the Leased Premises.

8.

SIGNS.  Landlord shall furnish, install and maintain a sign at the entry to Tenant’s office, and a Building directory at the convenient location in the Building, listing the name of the Tenant and the suite number of Tenant’s entrance office.  No other signage shall be installed by Tenant anywhere at the Europa Center without Landlord’s written consent which may be withheld in Landlord’s sole discretion.  Any other sign requested by the Tenant and approved by Landlord which is of grater cost that the sign ordinarily furnished by the Landlord shall be paid for by the Tenant, and shall be installed by the Landlord at Tenant’s expense.

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9.

CARE AND MAINTENANCE.  Subject to the provisions of Section 29, Tenant shall, at the Tenant’s own expense, keep the Rented Space in good condition and shall pay for the repair of any damages caused by the Tenant, its agents, employees, invitees or contractors.  Tenant shall make at its sole cost and expense, replacements or restorations, in quality equivalent to or better than the original work, as may be required to maintain the Rented Space in good repair and condition, ordinary wear excepted. With respect to repairs requested by Tenant to be performed by Landlord, the Tenant shall pay the Landlord for any expense incurred by the Landlord, including overtime, in the event repairs, alterations, decorating or other work in the Rented Space are not made during ordinary business hours.

10.

ALTERATIONS BY TENANT.

(a)

Requirements.  Tenant shall not do any painting or decorating, or erect any partitions, make any alterations in or additional to the Rented Space or do any nailing, boring or screwing into the ceilings, walls floors (collectively and individually, “Alterations”) without the Landlord’s prior written general and specific consent in each and every instance, with the exception of picture handing and limited installation of shelving.  Landlord may withhold its consent, in its sold discretion.  Unless otherwise agreed by Landlord and Tenant in writing, the work on all such Alternations shall be performed either by or under the direction of Landlord, but at the cost of Tenant.  If the Landlord give its preliminary consent to any such Alternations, the Tenant shall furnish to the Landlord for approval before commencement of the work or delivery of any materials to the Europa Center all of the following:

(i)

all plans and specifications;

(ii)

names and addresses of all contractors;

(iii)

copies of all contracts;

(iv)

all necessary permits;

(v)

an indemnification of Landlord by all contractors in form and amount satisfactory to Landlord; and

(vi)

certificates of insurance from all contractors performing labor or furnishing materials, insuring against any and all claims, costs, damages, liabilities and expenses which may arise in connection with such Alterations.

Within ten (10) business days of receiving all of the items specified in (i) through (v) above, in full and complete form, Landlord shall specifically approve or disapprove in writing each of the items.  Tenant shall modify, supplement or substitute such items as Landlord disapproves, pursuant to Landlord’s written instructions, and resubmit such items to Landlord for its approval.  Landlord shall respond in writing to each resubmission within ten (10) business days.  Tenant shall not commence any work or have any supplies or materials delivered to the Europa Center until it has received Landlord’s specific written approval of all such items.

(b)

No Interference or Disruption.  The Alterations and all related construction activities shall not interfere with the normal operations of the Europa Center.  The Landlord reserves the right to determine whether the Alterations or any portion of them must be made after normal business hours.

(c)

Liability.  Regardless of who performs any Alterations and notwithstanding Landlord’s consent thereto, Tenant shall hold the Landlord, its agents and employees forever harmless from any and all liabilities of every kind and description which may arise out of or be connected in any way with the Alliterations.  Any mechanic’s lien filed against the Rented Space or the Europa Center for work or materials claimed to have been furnished to the Tenant shall be discharged of record by the Tenant within ten (10) days after filing, at the Tenant’s expense.  Upon completing any Alterations, the Tenant shall furnish the Landlord with contractors’ affidavits, full and final waivers of lien and receipted bills covering all labor and materials expended and used.  All Alterations shall comply with all insurance requirements and with all ordinances and regulations, of any applicable public authority.  All Alterations shall be performed in good and workmanlike manner, using first class materials.

(d)

Ownership.  All Alterations, made by either party, including without limitation all paneling, decorations, partitions, railings, mezzanine floors, carpets, galleries, heating or air conditioning equipment, plumbing, electrical machinery and equipment, shall become the property of the Landlord and shall remain upon and be surrendered with the Rented Space as a part of the Rented Space at the end of the Term; provided that if requested by Landlord on termination of this Lease, Tenant shall restore the Rented Space to the same condition as at the Commencement Date.  Furniture

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and movable trade fixtures which are installed by Tenant at its expense, except for those referred to above, shall remain Tenant’s property and may be removed at any time prior to the termination of the Term provided Tenant is not then in Default and further provided Tenant promptly repairs any damage caused by such removal.  Any such trade fixtures which Tenant has the right to remove under the above provisions, or personal property belonging to Tenant or to any invitee, assignee or subtenant, shall be deemed abandoned by Tenant if not removed prior to termination of the Term, and shall become the property of the Landlord without any payment or offset for the property, if Landlord so elects.  If the Landlord does not so elect, the Landlord may remove any fixtures of property from the Leased Premises and store them at the Tenant’s sole risk and expense or dispose of them in any manner, including the sale, scrapping or destruction thereof, and to the extent permitted by law Tenant waives all claims against Landlord therefore.  The Tenant shall repair and restore, and save the Landlord forever harmless from, any and all damage to the Leased Premises caused by such removal, whether by Tenant or by the Landlord.

11.

ACCEPTANCE OF LEASED PREMISSES.  Occupation by Tenant shall constitute acceptance by the Leased Premises AS IS, except for latent defects and deficiencies specified in writing by Tenant to Landlord within ten (10) days after Tenant’s occupancy.  Landlord makes no representation or warrant, oral or written, as to the condition of the Leased Premises nor as to the use of fitness of the Leased Premises for any particular purpose except for general office use.  Landlord shall not be responsible for obtaining any governmental approvals or permits necessary to enable Tenant to occupy or use the Leased Premises (other than the certificates of occupancy or other approvals related to work done by Landlord to upfit the Rented Space).  The Landlord shall not be responsible for obtaining any certificate of occupancy or other approvals required in connection with construction work done by the Tenant or contractors engaged by the Tenant.

12.

DELAY IN COMMENCEMENT.  Landlord shall not be liable to Tenant or any third party for failure to deliver possession of the Rented Space of Tenant on or before the Commencement Date, if such failure is due to any of the following:

(i)

labor disputes and/or material shortages;

(ii)

force majeure or acts of God, including but not limited to abnormal weather conditions;

(iii)

the hold over or retention of possession of any other tenant, tenants, or occupants; or

(iv)

any other circumstances beyond Landlord’s reasonable control.

Under such circumstances, the Base Rent shall be abated until the Rented Space is available for occupancy by Tenant, and not such failure to give possession of the Commencement Date shall affect the validity of this Lease or the obligation of the Tenant under this Lease.  At the option of Landlord, to exercised within thirty (30) days of the Commencement Date, the Lease may be amends so that the Term is extended by the period of time possession by Tenant is delayed.  The Rented Space shall not be deemed to be unready for Tenant’s occupancy or incomplete if:

(i)

only minor or insubstantial details of construction, decoration or mechanical adjustment remain to be done in the Rented Space or any part of the Rented Space;

(ii)

the delay in the availability of the Rented Space for occupancy shall be due to special work, changes, alterations or additions required or made by Tenant in the layout or finish of the Rented Space or any part thereof;

(iii)

the delay is caused in whole or in part by the delay of Tenant in submitting plans, supplying information, approving plans, specifications or estimates, giving authorizations or otherwise; or

(iv)

the delay is caused in whole or in part by delay and/or default on the part of Tenant and/or its subtenant or subtenants.

In the event of any dispute as to whether the Rented Space are ready for Tenant’s occupancy, the decision of the Landlord’s architect shall be final and binding on the parties.

13.

ASSIGNMENT OR SUBLEASE.

(a)

 Assignment.  Tenant may not assign this Lease without the prior written consent of the Landlord, which shall not be unreasonably withheld.  If Tenant is not a publically owned corporation whose outstanding voting stock is listed on a national securities exchange, then any transfer of any interest in Tenant that results in a change of the controlling ownership of Tenant shall be deemed an assignment of this Lease and a default by Tenant hereunder, provided that nothing herein shall be deemed to prohibit (i) a public officering of the stock of Tenant pursuant to the Securities Act of 1933

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and/or Securities Exchange Act of 1934, as amended; or (ii) a transfer of ownership between the current owners of Tenant and their spouses, children, or grandchildren by inter vivos or testamentary transfer.  Any involuntary transfer of any interest in Tenant or Tenant’s interest in this Lease shall e deemed an assignment of this Lease and a default hereunder.

(b)

Subletting.  Tenant may not sublet the Leased Premises or any part thereof without the prior written consent of Landlord, which shall not be unreasonably withheld.  In any event, Tenant shall not advertise or publicize the Leased Premises for subletting whether through a broker, agent, representative or otherwise at a rental rate less than that for which space in the Europa Center is being offered for rent by Landlord.  If Tenant seeks to sublet all or any part of the Leased Premises, then the following shall apply:

(1)

Prior to any sublease, Tenant shall first notify Landlord in writing of its intent to sublet all or a portion of the Leased Premises, such notice to include a copy of the proposed subleased.  At any time within fifteen (15) business days after service of said notice, Landlord shall notify Tenant that:

(i)

it consents to the sublease; or

(ii)

it refuses to consent to the sublease; or

(iii)

with respect to a proposed sublease of the entire Rented Space, that it terminates this Lease effective as of the beginning of the proposed sublease term, which Landlord shall be fully empowered to do, at Landlord’s option, if Tenant seeks to sublet the entire Rented Space; or

(iv)

with respect to a proposed sublease of part of the Rented Space, that, effective as of the beginning of the sublease term, it amends the Lease to reduce the Rented Space by the portion of the Rented Space proposed to be sublet and further amends the Lease because of the reduction of the Rented Space so that all calculated items are reduced proportionately to the reduction in Rentable Square Feet of the Rented Space.

(2)

If Tenant shall sublet the Leased Premises at a rental or other economic benefit in excess of the then current Base Rent, Fifty percent (50%) of such excess shall be for benefit of Landlord and shall be paid to Landlord in cash promptly when due under any such sublease as additional rent due under this Lease.

(3)

Tenant agrees to pay to Landlord, on demand, all reasonable costs incurred by Landlord in connection with any request by Tenant for Landlord’s consent to any sublease, including but not limited to reasonable attorney’s fees and recording fees.

(4)

Any sublease shall not release Tenant of its liability under this Lease or permit any subsequent sublease.

14.

DEFAULT BY TENANT AND LANDLORD’S REMEDIES.

(a)

Events of Default.  In addition to the other occurrences listed elsewhere in this Lease, the occurrence of any one or more of the following shall constitute a default hereunder.

(1)

If Tenant fails to pay any rent or other monetary payments as and when provided in this Lease;

(2)

If Tenant breaches any other agreement or obligation herein set forth and fails to cure such breach within ten (10) days after notice thereof; or if cure of the breach would require more than ten (10) days to effect, if Tenant fails to initiate action necessary to cure such breach within the ten (10) day period and to pursue such action diligently thereafter until the breach is cured;

(3)

If there is a levy, execution, attachment or taking of property, assets or the leasehold interest of Tenant by process of law or otherwise or in satisfaction of any judgment, debt or claim; or

(4)

If Tenant files, or has filed against it, any petition or action for relief under any debtor’s relief law (including bankruptcy, reorganization or similar actions or proceedings) either in state or federal court;

(b)

Landlord’s Rights and Remedies.  In the event of any default, Landlord may at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right

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or remedy which Landlord may have by reason of default.

(1)

Terminate this Lease;

(2)

Without terminating this Lease, terminate Tenant’s right to possession of the Leased Premises, enter upon and take possession of the Leased Premises and rent the Leased Premises for a reasonable rental  for the account of tenant, and after paying from rents collected the Reasonable costs of such entry, reletting and collection and the costs of any necessary repairs made by Landlord which Tenant is obligated to make hereunder, apply the remainder of the rent collected to the amounts due and to become due from Tenant hereunder;

(3)

Pursue any other remedy now or hereafter available to Landlord under this Lease or under the laws of the state of North Caroline.

All rights and remedies of Landlord pursuant to this Section shall be cumulative, and may be exercised singly, successively or, if appropriate, concurrently.  In the event Landlord terminates this Lease or terminates Tenant’s right to possession of the Leased Premises, then Tenant shall surrender possession of the Premises to Landlord, and Landlord shall have the full and free right to enter into and upon the Rented Space with or without process of law, to repossess the Rented Space, to expel or remove the Tenant and any others who may be occupying or be within the Rented Space, to remove any and all property form the Rented Space and to change the locks on the Rented Space without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer,.  In any event of default by Tenant, Landlord shall be entitled to recover from tenant all damage incurred by Landlord by reason of Tenant’s default, including buy not limited to:  any unpaid rent; to costs of recovering possession of the Premises, including reasonable attorney’s fees; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney’s fees, and any real estate commission actually paid; any loss of future rental; and a pro rata portion of any leasing commission paid by Landlord based on the number of days of any period for which a commission was paid that remain after the date of Tenant’s default.  Any rent unpaid when due, including additional rent not paid upon demand, shall bear interest from the date due at the rate of the twelve percent (12.00%) per annum.

(c)

Treatment of Tenant’s Property.  Any and all property which may be removed from the Rented Space by the Landlord pursuant to the authority of the Lease or law, to which the Tenant is or may be entitled, may be handled, removed or stored by the Landlord at the risk, cost and expense of the Tenant, and except strictly as required by law the Landlord shall in no event be responsible for the value, preservation or safekeeping thereof.  The Tenant shall pay to the Landlord, upon demand any and all expenses incurred in such removal and all storage charges for such property so long as the property shall be in the Landlord’s possession or under the Landlord’s control.  Any such property of the Tenant not retaken form storage by the Tenant within thirty (30) days after the end of the tem, however terminated, may be disposed of by Landlord in any manner whatsoever, including without limitation, the sale, scrapping and/or destruction of the property without any further obligation to the Tenant, and Tenant shall pay to Landlord promptly on demand the reasonable expenses of such disposal.

(d)

Landlord’s Lien on Tenant’s Interest.  Tenant hereby grants to Landlord a first lien upon the interest of Tenant under this Lease to secure the payment of Moneys due under this Lease, which lien may be enforced in equity.

(e)

Landlord’s Lien on Tenants’ Property.  Tenant hereby grants to Landlord a Lien for the payment of rent additional rent, additional rent and all other moneys to be paid by Tenant to Landlord hereunder, upon all of the goods, wares, chattels, fixtures, furniture, equipment and other property of Tenant which may be in or upon the Rented Space or the Europa Center.  Such lien may be enforced in any lawful manner by the Landlord.

(f)

Landlord’s Option to Cure.  If Tenant defaults in the performance of any of its obligations under this Lease, including without limitation, its obligations under Section 9 hereof, then Landlord or any mortgagee or ground lessee of Landlord may, at its option, cure such default, and Tenant shall pay to Landlord or such mortgagee or ground lessor, as the case may be, the cost of such cure immediately upon being billed for same.

(g)

No Waiver.  The failure of Landlord to declare Tenant to be in default at any time or to

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exercise any of its rights or remedies upon default any by Tenant shall not be deemed to be a waiver by Landlord of any of its rights or remedies hereunder.

15.

HOLDING OVER.  I the event the Tenant remains in possession of the Rented Space after the expiration of the Term without the written consent of Landlord, then the Tenant shall be a tenant at sufferance from month to month only, and the Tenant shall then be obligated to pay one hundred fifty percent (150%) of the then current Base Rent and all other sums then payable hereunder (“Holding Over Rent”), in equal installments on the first day of each calendar month for so long as Landlord is kept out possession of the Rented Space.  Neither such payment nor the acceptance of such payment shall in any way constitute a waiver of the rights of Landlord to dispossess the Tenant and recover possession of the Rented Space and the just and former estate of the Landlord and to bring any action for damages suffered by Landlord on account of Tenant’s failure to vacate the Rented Space.

16.

SURRENDER OF TENTED SPACE.  Upon the expiration or other termination of the Term, Tenant shall quit and surrender to Landlord the Rented Space, broom clean, in good order and condition, ordinary wear accepted, and Tenant shall remove all of its property except as otherwise provided in Section 10.

17.

 DAMAGE TO RENTED SPACE OR BUILDING.

(a)

Landlord’s Insurance.  Landlord shall maintain standard fire and extended coverage insurance covering the Building in an amount not less than 80% (or such greater percentage as may be necessary to comply with the provisions of any co-insurance clauses of the policy) of the “replacement cost” thereof as such term is defined in the Replacement Cost Endorsement to be attached hereto, insuring against special causes of loss (including the perils of fire and lighting), such coverages and endorsements to be as defined, provided and limited in the standard bureau forms prescribed by the insurance regulatory authority for the State of North Caroline.  Subject to the provisions of Section 19 below, such insurance shall be for the sole benefit of Landlord and under its sole control.

(b)

Notice by Tenant.  If the Rented Space is damaged or destroyed by any peril covered by the insurance to be provided by Landlord under subparagraph (a) above, Tenant shall give immediate written notice thereof to Landlord.

(c)

Extensive Damage. If the Rented Space is so damaged by any peril covered by the insurance to be provided by Landlord under subparagraph (a) above that rebuilding or repairs cannot in Landlord’s estimation be completed within one hundred fifty (150) days after the date upon which Landlord is notified by Tenant of such damage, this Lease shall terminate, and the rent shall be abated during the unexpired portion of this Lease, effective upon the date of the occurrence of such damage.

(d)

Repairable Damage.  If the Rented Space is damaged by any peril covered by the insurance to be provided by Landlord under subparagraph (a) above, but only to such extent that rebuilding or repairs can, in Landlord’s estimation, be completed within one hundred fifty (150) days after the date upon which Landlord is notified by Tenant of such damage, this Lease shall not terminate, and Landlord shall, at its sole cost and expense, thereupon proceed with reasonable diligence to rebuild and repair the Rented Space to substantially the condition in which it existed prior to such damage, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements which may be have been placed in, on or about the Rented Space of Tenant.  There shall be no abatement of rent during any such period of rebuilding and repair.

(e)

Landlord’s Options to Terminate:

(1)

Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Building requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon all rights and obligations hereunder thereafter accruing shall cease and terminate.

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(2)

Notwithstanding any other provision herein, if any portion of the Rented Space is damaged or destroyed during the final Lease Year of the initial term or any extension term of this Lease, then Landlord shall have the option to terminate this Lease upon written notice to Tenant within thirty (30) days of the date of such damage.

(3)

Notwithstanding any other provision herein, if any portion of the Building other than the Rented Space is destroyed by fire or other destructive force and Landlord, it its sold discretion, elects to cease operation of the Europa Center as a result of such damage, then Landlord shall have the option to terminate this Lease upon written notice to Tenant within thirty (30) days of the date of such damage.

18.

TENANT’S INDEMNITY OF LANDLORD AND TENANT’S INSURANCE.

(a)

Tenant’s Indemnity of Landlord.  Tenant shall indemnify and save the Landlord, Thomas Linderman Graham Inc.,  and their respective agents and employees harmless against any and all claims, demands, costs, and expenses, including reasonable attorney’s fees for the defense thereof, arising directly or in directly out of or in connection with Tenant’s occupancy at the Europa Center or from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this Lease, or from any act or negligence of Tenant, its agents, servants, employees or invitees, in or about the Europa Center. Furthermore, Tenant covenants to arrange defense of Landlord, Thomas Linderman Graham Inc., and their respective agents and employees from any such claim, demand or action by counsel reasonably acceptable to Landlord.

(b)

Tenant’s Commercial General Liability Insurance.  Tenant shall at all times during the Term, at its sole cost and expense, procure and  maintain in force and effect a policy or policies of commercial general liability insurance issued by a company or companies from time to time approved by Landlord, which companies must be authorized to transact business in North Carolina.  Such policy or policies shall insure against loss, damage or liability for injury to or death of persons and loss or damage to property occurring from any cause whatsoever in , upon or about the Europa Center.  Such policies of public liability insurance shall name Landlord as an additional insured and shall be in amounts and afford coverage against perils as reasonably required from time to time by Landlord.  Coverage shall initially be in the single limit amount of one million dollars ($1,000,000.00).  Such policy of policies shall include affirmative coverage of Tenant’s indemnity of Landlord pursuant to subsection (a) above.

(c)

Tenant’s Property Insurance.  Tenant shall obtain and maintain property insurance upon its furniture, equipment, trade fixtures and any other personal property of Tenant or of any third parties which may from time to time be located in, on or around the Europa Center.  Such insurance shall be maintained in the amount of the full replacement costs of such property.  All such policies shall include a waiver of subrogation of any and all claims against the Landlord and name of the Landlord as an additional insured.  Tenant shall look solely  to its insurance policy for recovery of any loss for any such property, ad in no event shall it make any claim against the Landlord for any loss to any such property.  The Tenant hereby releases Landlord from any such liability, and Tenant shall indemnity and hold the Landlord harmless form and against any claim of Tenant’s insurance carrier or arising out of Tenant’s failure to maintain such insurance.

(d)

Tenant’s Business Interruption Insurance.  Tenant shall at all times during the Term maintain business interruption insurance, insuring Tenant from loss, damage, cost or expense from any disruption to or interruption to its business resulting from damage to or malfunction of the Rented Space or the Building or any components thereof or any of the systems (heating, plumbing, mechanical or otherwise) or utilities serving them.  Such insurance shall cove a continuous period of disruption or interruption of not less than one hundred eighty (180) days per occurrence.

(e)

Policies or Certificates of Insurance.  At the request of Landlord, the Tenant shall furnish certified copies of policies or certificates of insurance in the form or on ACORD 27 bearing notations evidencing the payment of premiums and evidencing the insurance coverage required to be carried by Tenant hereunder.  Each policy and certificate shall contain an endorsement or provision requiring not fewer than thirty (30) days written notice to Landlord prior to the cancellation diminution in the perils insured against or reduction of the amount of coverage of the particular policy in question.

19.

TENANT’S WAIVER OF CLAIMS; MUTUAL RELEASES.

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(a)

Tenant’s Waiver of Claims.  To the extent permitted by law, the Tenant releases the Landlord and Thomas Linderman Graham Inc., and their respective agents and servants from, and waives all claims for damage or injury to person or property or disruption to business sustained by the Tenant or any occupant of the Europa Center, the Building or the Rented Space, or any part or any of the them, resulting from any accident, mishap or other occurrence in or about the Europa Center, whatever the cause.  This shall include but not be limited to, the flooding of basements or other subsurface areas, and damage caused by refrigerators, sprinkling devices, air conditioning and/or electrical equipment, water, snow, frost, steam, excessive heat or cold, falling plaster, broken glass, sewage, gas, odors or noise or the bursting or leaking of pipes or plumbing fixtures, and shall apply equally whether any such damage results from the act or neglect of the Landlord, Thomas Linderman Graham Inc., other tenants, occupants or servants in the Building or any other person, and whether such damage be caused or result from anything or circumstance above mentioned or referred to, or any other thing or circumstance whether of a like nature or of a wholly different nature.

(b)

Landlord’s Release.   Notwithstanding anything to the contrary contained in this Lease, Landlord hereby releases Tenant from any and all liability for loss or damage caused by fire or any of the extended coverage perils coverable by the insurance required to be carried by Landlord in subsection 17(a) above, even if the insured peril shall be brought about by the default, negligence or other action of the Tenant, its agents, employees, invitees or any of them.

(c)

Tenant’s Release.  Notwithstanding anything to the contrary contained in this Lease, Tenant hereby releases Landlord from any and all liability for loss or damage coverable by the insurance required to be carried by Tenant in Section 18 above, even if the insured peril shall be brought about by the default, negligence or other action of the Landlord, its agents, employees, tenants, invitees or any of them.

20.

EMINENT DOMAIN.  If all of the Rented Space, or such part thereof as will make the same unusable for the purposes contemplated by this Lease, be taken under the power of eminent domain (or a conveyance in lieu thereof), then this Lease shall terminate as of the date possession is taken by the condemner, and rent shall be adjusted between landlord and Tenant as of that date.  If only a portion of the Rented Space is taken and Tenant can continue use of the remainder, then the Lease will not terminate, but rent shall abate in a just an proportionate amount to the loss of use occasioned by the taking.  Tenant shall have no right or claim to any part of any award made to our received by Landlord for any taking and not right or claim for any alleged value of the unexpired portion of this Lease; provided, however, that Tenant shall not be prevented from making a claim against the condemning party (but not against Landlord) for any moving expenses, loss of profits, or taking of Tenant’s personal property (other than its leasehold estate) to which Tenant may be entitled.  In the event of a temporary taking of ninety (90) days or less, this Lease shall not terminate but the term of this Lease shall be extended by the period of the taking and the rent shall abate in proportion to the area taken for the period of such taking.

21.

UTILITIES AND OTHER SERVICES.

(a)

Standard Services.  Landlord shall furnish:

(1)

Heat and/or air conditioning to maintain the Rented Space at a reasonably comfortable temperature from 6:00 a.m. until 11:59 p.m. on Monday through Friday and 8:00 a.m. until 8:00 p.m. on Saturdays and 12:00 p.m. on Sunday, except on New Year’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas Day.

(2)

During the times specified in Subsection (a) above, Landlord shall furnish the Rented Space, at not costs to Tenant, with electricity and maintenance of building standard fluorescent lighting, composed of 2’ c4’ fixtures.  Incandescent fixtures, table lamps, all lighting other than the building standard fluorescent lighting, dimmers and all lighting controls other than controls for the aforesaid building standard fluorescent lighting shall be services and maintained by Tenant at Tenant’s expense.  Landlord shall also furnish the Rented Space, at not additional cots, with electricity for lighting other than the building standard fluorescent lighting and for the operation of general office machines, such as electric typewriters, dictating equipment, adding machines and calculators, and general service non-production type office copy machines.  Landlord shall have the right to enter and inspect the Rented Space and all electrical devices therein from time to time with reasonable notice.

(3)

Elevator service in the Building.

(4)

Janitorial and cleaning services Monday through Friday of each week, except the holidays listed above.  Landlord’s cleaning service shall include emptying of normal office trash

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cans and disposing of their contents.  Tenant shall dispose of all other refuse, boxes, cans, books, abandoned furniture and all other large, unusual or heavy items at Tenant’s sole cost and expense and shall not permit the accumulation thereof in the Rented Space or elsewhere in the Building or at the Europa Center.  It is understood that employees of Landlord are prohibited as such from receiving any packages or other articles delivered to the Building for Tenant and that, should any such employee receive any such packages or articles, he or she is doing so shall be the agent of Tenant and not of Landlord.  Landlord shall not be liable in any way for any damage or inconvenience caused by the cessation or interruption of such heating, air conditioning electricity, elevator, or janitor or cleaning service occasioned by fire, accident, strikes, break down, necessary maintenance, alterations, repairs, replacements, conduct of other tenants, requirements of public authority or causes beyond Landlord’s control.

(b)

Extended Services.  In the event the Tenant desires to utilize any of the Landlord’s services specified in this Section beyond the hours of permitted use, Tenant shall, prior to such use, request permission from the Landlord and obtain, in writing, signed by Landlord and Tenant, an agreement specifying the charge for such use to be paid by Tenant to Landlord and the time of such payment.  In the event that Tenant makes any such use without such request and mutual agreement then, and in such event, Tenant covenants and agrees to pay to Landlord for such use an amount determined by Landlord’s selected engineer, upon demand.

(c)

Special Equipment of Tenant.  For computers and all other equipment requiring heavier than the normal office use of electricity, Tenant shall separately mater (or submeter, if approved by Landlord in writing). At its expense, the electricity serving such equipment and shall pay upon demand all costs to Landlord for such utility consumption; or, in the alternative, Tenant shall, prior to utilizing any such equipment, enter into a written agreement with Landlord specifying the charge for such uses to be paid by Tenant to Landlord, the tie of such payment and the method of determining increases from time to time as rates change or such use by Tenant is changed.  In the event that Tenant makes any such use without such request and mutual agreement, then, an in such event, Tenant covenants and agrees to pay to Landlord for such in an amount determined by Landlord’s selected engineer, upon demand.  Landlord may cause an electric check meter to be installed in the Leased Premises or cause a reputable independent electrical engineering or consulting firm to survey and determine the value of the electric service furnished for such excess electric current, the costs of either of which shall be paid by Tenant.  Tenant shall be responsible for all repairs, maintenance, replacements and service to all equipment serving Tenant’s computers and other special equipment, including without limitation HVAC equipment.  Tenant covenants to pay for its electrical consumption referred to in this paragraph in a timely fashion, which covenant shall survive the expiration or earlier termination of this Lease as hereinafter provided.

22.

COVENANT OF TITLE AND QUIET ENJOYMENT.   Landlord covenants that it has full right and power to execute this Lease and to grant the estate demised in this Lease.  The Landlord’s title is and always shall be paramount to the title of the Tenant, and nothing herein contained shall empower the Tenant to do any act which can, shall or may encumber such title.  Landlord also covenants that if Tenant promptly and punctually complies with each of its obligations hereunder, it shall peacefully have and enjoy the possession of the Leased premises during the term of this Lease, provided that no action of Landlord in repairing or restoring the Rented Space or in Working in other space in the Building, shall be deemed a breach of this covenant.

23.

COMMON AREAS.

(a)

Nonexclusive Right to Use.  Tenant shall have the right together with other tenants and occupants and invitees to the non-exclusive use of the sidewalks, driveways, stairways, halls, lobbies, elevators and passages in the Building and at the Europa Center for reasonable ingress to and egress from the Rented Space, and for no other purpose, subject to the other provisions of this Lease, including without limitation the Rules and Regulations in Exhibit C.

(b)

Controlled Access.  The Common Areas and roof are not for the use of the general public, and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of Landlord, shall be prejudicial to the safety, character, reputation and interests of the the Europa Center and its tenants.

(c)

Landlord’s Right to Close or Alter.  The Landlord reserves the right to use any portion of the Common Areas from time to time and/or to deny access to the same temporarily in order to

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repair, maintain or restore such facilities or to construct improvements under, over, along, across and upon the same, and to relocate such Common Areas, for the benefit of the Europa Center and its tenants.

24.

USE OF PARKING FACILITIES.  Subject to the other provisions of this Lease, Tenant shall have free non-exclusive use of parking facilities, driveways and islands for Tenant, Tenant’s employees, Tenant’s business invitees and Tenant’s agents, from 6:00 a.m. through 11:00 p.m. each day of the week.  Such areas for non-exclusive parking spaces shall serve all tenants, their employees, business invitees and agents; provided, however, that at not time during any day of the original or extended term of this Lease shall the aggregate number of non-exclusive parking spaces actually occupied by Tenant, Tenant’s employees, business invitees and agents exceed Seven (7) of the parking spaces on the site (which figure is a maximum number of spaces to be utilized by or for the Tenant at nay one time, but Landlord in on respect guarantees that such number of spaces will in fact be available at any one time for the Tenant).  Tenant shall upon written notice from Landlord, within five (5) days, furnish Landlord, or its authorized agent, the state motor vehicle license number assigned to each of its motor vehicles to be parked on the site and the motor vehicles o all of its employees employed in the Rented Space.  Tenant shall not at any time park any trucks or any delivery vehicles in the parking areas or driveways, except as specifically designated by Landlord from time to time, and shall confine all truck parking, loading and unloading to times and  locations specifically designated by Landlord from time to time.  Tenant shall require all trucks servicing Tenant to be promptly loaded or unloaded and removed from the site.  Landlord hereby reserves the exclusive right with respect to the use of parking facilities, roadway, sidewalks, driveways, island and walkways for advertising purposes.  Tenant covenants and agrees to enforce the provisions of this Lease against Tenant’s employees and business invitees.  Landlord may from time to time circulate free parking stickers for the purpose of identifying motor vehicles of Tenant and Tenant’s employees and/or circulate free validation tickets for the purpose of identifying Tenant’s business invitees.  Landlord shall have the right, but not the obligation:  (a) to police said parking facilities, (b) to provide parking attendants, (c) to cause unauthorized and/or unstickered motor vehicles to be towed away at the sole risk and expenses of the owner of such motor vehicles, (d) to designate certain parking spaces to be for the exclusive use of the handicapped, for the exclusive use of certain tenants and/or for the exclusive use of visitors, (e) to use any portion of the parking facilities from time to time and/or to deny access to the same temporarily in order to repair, maintain or restore such facilities or to construct improvements, under, over, along, across and upon the same for the benefit of the site and to grant easements in the Parking facilities to public and quasi-public authorities and, (f) to adopt and modify from time to time rules and regulations for parking and vehicular ingress and egress, for traffic speed and flow and for times and places for move-ins, move-pouts and deliveries.

25.

INFORMATION CONCERNING TENANT.  Tenant shall furnish within fifteen (15) days after request from Landlord such current information concerning the financial condition of Tenant as Landlord may reasonably require.  Such financial information shall include (but is not necessarily limited to a financial statement dated not more than twelve (12) months prior to Landlord’s request.  Such financial statement shall be prepared in accordance with generally accepted accounting principles and certified by a certified public accountant.  A general partner or officer or manager of Tenant shall furnish a certification to Landlord to the effect that there either has or has not been any material adverse change in the financial condition of Tenant since the date of the financial statement submitted, and if such certification states that there has been a material adverse change, furnishing such detailed concerning same as landlord may request.  If Tenant does not execute and return such certificate as required above, Tenant hereby irrevocably appoints Landlord as its attorney in fact to execute such certificate on half of Tenant.

26.

AUTHORITY OF TENANT.  Tenant shall furnish to Landlord within fifteen (15) days after request from Landlord such corporate or company resolutions, certificates of incumbency, partnership resolutions, partnership agreements, operating agreements, bylaws or legal opinions or other information as Landlord may reasonably request in order to confirm that the execution and delivery of this Lease has been duly authorized by Tenant and that the person(s) executing this Lease on behalf of Tenant were duly authorized to do so. All such company, corporate or partnership resolutions, certificates or agreements shall be certified as being duly adopted and/or in full force and effect, without amendment, by an appropriate officer, manager or partner of Tenant.

27.

ESTOPPEL.  Within ten (10) days after request therefore by Landlord, Tenant agrees to execute and deliver to Landlord a certificate prepared by Landlord to any proposed mortgagee, ground lessee or purchaser of the Europa Center or to Landlord certifying (if such is the case) that

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this Lease is in full force and effect, that there are no defenses or offsets thereto, or stating those claimed by Tenant, and such other facts related to this Lease, the Leased Premises or Tenant as Landlord may request.  If Tenant does not execute and return such certificate as required above, Tenant hereby irrevocably appoints Landlord as its attorney in fact to execute such certificate on behalf of Tenant.

28.

RIGHT OT RELOCATE.

(a)

Substitute Premises.  Landlord, at its option, may substitute for the Rented Space other space (hereafter called “Substitute Space”) within the Building before the Commencement Date or at any time during the Term.  As far as is reasonably possible, the Substitute Space shall have comparable Rental Square Feet and a configuration substantially similar to the Rented Space.  Landlord shall pay Tenant’s reasonable cost of moving Tenant’s furnishings, trade fixtures, inventory, and existing telephone system to the Substitute Space.  Except as provided in this Section, Landlord shall not be liable or responsible in any way for damages or injuries suffered by Tenant pursuant to the relocation in accordance with this Section, including, but no limited to, loss of goodwill, business or profits.

(b)

Notice.  Landlord shall give Tenant at least sixty (60) days notice of its intention to relocate Tenant to a substitute Space.  This notice will be accompanied by a floor plan of the Substitute Space.  After such notice, Tenant shall have seven (7) calendar days within which to accept in writing the proposed Substitute Space.  If Tenant does not accept the Substitute Space within such period of time, this Lease shall terminate at the end of the Sixty (60) days following the service of notice on the Tenant.

(c)

Alteration of Substitute Space.  Landlord agrees to construct or alter, at its own expense, the Substitute Space as expeditiously as possible so that it is in substantially the same condition that the Rented Space was in immediately prior to the relation.  Landlord shall have the right to reuse the fixtures, improvements, and alterations used in the Rented Space.  Tenant agrees to occupy the Substitute Space as soon as Landlord’s work is substantially completed.

(d)

Rent During and After Relocation.  Except as provided above, all of Tenant’s obligations under this Lease, including the payment of rent, will continue despite Tenant’s relocation to the Substitute Space.  Upon substantial completion of the Substitute Space, this Lease will apply to the Substitute Space as if it had been the Rented Space originally described I the Lease, Tenant shall use all reasonable efforts to open for business in the Substitute Space as quickly as is reasonably possible under the circumstances.

29.

LANDLORD’S ACCESS TO RENTED SPACE.  The Tenant shall permit the landlord to erect, use and maintain pipes, ducts, wiring and conduits in and through the Rented Space.  The Landlord or Landlord’s agent shall have the right to enter upon the Rented Space, to inspect them, to perform janitorial and cleaning services and to make such repairs or alterations to the Rented Space or the Building as the Landlord may deem necessary or desirable, and the Landlord shall be allowed to take all material into and upon the Rented Space that may be required for repairs and alterations without the same constituting an eviction of the Tenant in whole or in part, and the rent reserved shall in no wise abate (except as provided in Section 17) while repairs and alterations are being made by reason of loss or interruption of business of the Tenant’s or otherwise.  If the Tenant shall not be personally present to open and permit an entry into the Rented Space at any time when for any reason an entry into the Rented Space shall be necessary or permissible, the Landlord or Landlord’s agents may enter the same by a master key, or may forcibly enter the same, without rendering the Landlord or such agents liable therefore (if during such entry Landlord or Landlord’s agents shall accord reasonable care to Tenant’s property) and without in any manner affecting the obligations and covenants of this Lease.  Nothing herein contained, however, shall be deemed or construed to impose upon the Landlord any obligations, responsibility or liability whatsoever, for the care, supervision or repair of the Building or any part thereof, other than as provided in this Lease.  The Landlord shall also have the right at any time without the  same constituting an actual or constructive eviction and without incurring any liability to the Tenants therefore, to change the arrangement and/or locations of entrances and passageways, doors and doorways, and corridors, elevators, toilets, parking areas and other Common Areas.  The Landlord shall have the right to show the Rented Space to prospective new tenants during the last 120 days of the Term  The Landlord shall not be liable to the Tenant for any expense, injury, loss or damage resulting from work done in or upon, or the use of, any adjacent or nearby building, land, street or alley.

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30.

MANAGING AGENT.  Landlord reserves the right to designate a Managing Agent and to delegate any or all of Landlord’s powers, duties, obligations, or rights under this Lease to the Managing Agent.  To the extent Landlord’s duties or obligations under this Lease are assumed in writing by the Managing Agent, Landlord shall not be responsible for the assumed duties or obligations.  Tenant’s rights and obligations under this Lease shall not be affected by designation of a Managing Agent by the Landlord.

31.

SUBORDINATION.  This Lease is subject and subordinate to all security liens, mortgages, deeds of trust and related financing instruments which may now or hereafter affect the Europa Center or any part thereof, and to all renewals, modifications, consolidations, replacements, amendments and extension thereof, unless Landlord or any lender secured by a mortgage, deed of trust or similar security instrument elects to make this Lease superior to same, which it may do at its option.  Tenant shall execute within ten (10) days after request any certificate, subordination agreement, priority agreement or other form on instrument in confirmation of such subordinate or superior status that Landlord may request, including an agreement to attorn.  Tenant hereby irrevocably appoints Landlord its attorney in fact to execute and deliver any such instrument on behalf of Tenant if Tenant fails or refuses to execute or deliver same as required by this Lease.  Tenant shall also execute within ten (10) days after request an agreement with any lender pursuant to which Tenant agrees to give such lender a minimum period of sixty (60) days after Tenant’s notice to such lender for the lender to cure Landlord’s default prior to Tenant’s terminating this Lease due to Landlord’s default.

32.

RESERVATION OF RIGHTS.  Landlord hereby reserves to itself and its successors and assigns the following rights (all of which are hereby consented to by Tenant):

(a)

to change the street address and/or name of the Building and./or the arrangement and/or location of entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the Building;

(b)

to grant to anyone the exclusive right to conduct any particular business or undertaking in the Building; and

(c)

to construct future phases of the Europa Center attached to the Building.

Landlord may exercise any or all of the foregoing rights without being deemed to be guilty of an eviction, actual or constructive, or a disturbance or interruption of the business of Tenant or Tenant’s use of occupancy of the Leased Premises.

33.

NOTICES.   Any notices which Landlord or Tenant requires or desires to give to the other relating to this Lease or the Leased Premises must be in writing and shall be deemed sufficiently given and delivered if:

(a)

Hand-delivered to the following addresses:

If to Landlord:

Europa Center, LLC

c/o Thomas Linderman Graham Inc.,

100 Europa Drive, Suite 190, Chapel Hill, NC 27517

If to Tenant:

Heat Biologics, Inc.

100 Europa Drive, Suite 420, Chapel Hill, NC  27517

-OR-

(b)

Sent by facsimile transmission to the following facsimile numbers:

If to Landlord:

Europa Center, LLC

c/o Thomas Linderman Graham Inc.,

Facsimile No. (191) 929-7913

If to Tenant:

Heat Biologics, Inc.

100 Europa Drive, Suite 420, Chapel Hill, NC  27517

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(c)

Send payment of monthly rent to the following address:

Europa Center, LLC c/o Thomas Linderman Graham Inc.

P.O. Box 900002, Raleigh, NC  27675-9000

Either party may change its designated facsimile number for receipt of notice by written notice to the other party pursuant to this Section 33.

34.

ENTIRE AGREEMENT; MODIFICATION.  This Lease contains the entire agreement of the parties in regard to the Leased Premises.  There are no oral agreements exiting between them and there shall be no oral changes.  Neither Landlord nor any agent of Landlord has made any representations, warranties or promises with respect to the Rented Space, the Building or the Europa Center, or the use of any amenities or facilities, except as expressly set forth in this Lease.  Any agreement made after this Lease is signed shall be ineffective to change, waive, modify, discharge, or terminate it in whole or in part unless such  agreement is in writing and executed by both Landlord and Tenant.

35.

RIDERS AND EXHIBITS.  All riders and exhibits attached to this Lease and initialed by the Landlord and the Tenant are hereby made a part of this Lease as thought inserted in this Lease.

The following Exhibits are attached hereto and incorporated herein:

Exhibit A

Site of Europa Center

Exhibit B

Sketch of Rented Space

Exhibit C

Rules and Regulations

Exhibit D

Tenant Improvement Agreement

36.

SECTION HEADINGS.  The headings of sections are for convenience only and do not limit or alter the contents of the sections.

37.

NUMBER AND GENDER.  The words “Landlord” and “Tenant” wherever used in the Lease shall be construed to mean plural where necessary, and the necessary grammatical changes required to make the provisions hereof apply either to corporations, partnerships or individuals, men or women, shall in all cases be assumed as though in each case fully expressed.

38.

GOVERNING LAW.  This Lease shall be governed and construed pursuant to the laws of North Carolina.

39.

SEVERABILITY.  If any term, covenant or condition of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each term, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

40.

MODIFICATION BY MORTGAGEE.  Should any mortgagee or ground lessee of Landlord require a modification or modifications of this Lease, “Which modification or modifications will not bring about any increased cost or expense to Tenant or in any other way substantially change the rights and obligations of Tenant hereunder, then Tenant shall execute a written modification to such effect within ten (10) business days of request by Landlord.

41.

BINDING EFFECT.  Each provision of this Lease shall extend to and shall bind and inure to the benefit of the Landlord and the Tenant and their respective heirs, legal representatives, successors and assigns.

42.

LIMITATION ON RIGHT OF RECOVERY AGAINST LANDLORD.  Tenant acknowledges and agrees that the liability of Landlord under this Lease shall be limited to its interest in the Europa Center and any judgments rendered against Landlord shall be satisfied solely out of the proceeds of the sale of its interest in the Europa Center.  No personal judgment shall lie against Landlord upon extinguishment of its rights in the Europa Center and any judgment so rendered shall not give rise to any right to execution or levy against Landlord’s assets.  The provisions hereof shall inure to Landlord’s successors and assigns, including any Mortgagee.  The foregoing provisions are not intended to relieve Landlord from the performance of any of Landlord’s obligations under this Lease, but only to limit the personal liability of Landlord in case of recovery of a judgment against Landlord; nor shall the foregoing be deemed to limit Tenant’s rights to obtain injunctive relief or specific

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performance or to avail itself to any other right or remedy which may be awarded Tenant by law or under this Lease.

43.

BROKERAGE.  The Tenant and Landlord each represents to the other that it has dealt directly with and only with Triangle Commercial, Inc., d/b/a CresaPartners as agent for Tenant and Thomas Linderman Graham Inc., as agent for Landlord as brokers in connection with this Lease, and that no to her brokers procured this Lease or are entitled to any commission in connection with the Lease and in the event either party has hired another broker such hiring party shall indemnify, defend and hold forever harmless the other party from and against any claim by such hired broker and from and against any and all costs directly or indirectly arising out of any such hiring.  Triangle Commercial, Inc., d/b/a CresaPartners shall be paid by Thomas Linderman Graham Inc. pursuant to a separate commission agreement.

44.

CONFIDENTIALITY.  The terms of this Lease are confidential.  Neither Landlord nor Tenant shall disclose any term of this Lease, including but limited to any rental provision, to any third party; provided that Landlord shall have the right to disclose terms to a prospective or existing mortgagee, ground lessee or purchaser, and Tenant shall have the right to disclose terms to Tenant’s bank, Tenant’s accountants, Tenant’s attorneys and other professional bound by an obligation of confidentiality to Tenant.  Both parties shall require any such third parties to whom they disclose information regarding this Lease to keep in information confidential.

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease, to be effective as of the date first stated above.

LANDLORD:
Europa Center, LLC herein represented by its duly authorized agent, Thomas Linderman Graham Inc., 100 Europa Dr., Suite 190, Chapel Hill, NC 27517

Attest:	/s/ Illegible	/s/ John P. Graham
John P. Graham, Exec V. P.

TENANT
Heat Biologics, Inc.

Attest:	/s/ Illegible	By:	/s/ Jeff Wolf
Jeff Wolf, CEO

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EXHIBIT A

SITE OF THE EUROPA CENTER

Attached to and Made Part of Lease for

Heat Biologics, Inc.

Beginning at a point in the western right of way line of Europa Drive where said point intersects with the southern right of way line of U.S. Highway 15-501 Service Road; thence along said western right of way line of Europa Drive in a southeasterly direction four (4) calls as follows:  (1) South 13 20=51@ East 70.68 feet to a point; (2) South 05 11=27@ East 121.49 feet to a point; (3) along a curve to the left having a radius of 755.00 feet, a total arc distance of 468.67 feet to point; (4) South 41 42-17@ East 121.01 feet to a pint where the western right of way line in Europa Drive intersects with the northern right of way line of Legion Road; thence along the northern right of way line of Legion road in a southwesterly direction two (2) calls as follows:  (1) along a curve to the left having a radius of 4,492.86 feet, an arc distance of 278.96 feet to a point; (2) along a curve to the left having a radius of 1.236.50 feet, an arc distance of 225.42 feet to a point in the property line of now or formerly GDJ Coggin Partnership; thence along said Coggin line two (2) calls as follows:  (1) North 61 10=20@ West 223.32 feet to a point; (2) North 00 59=15@ East 596.46 feet to a point in the property line of now or formerly McDonald=s Corporation; thence along said McDonald=s line two (2) calls as follows:  (1) North 51 01=45@ East 209.48 feet to a point; (2) North 01 00=52= East 181.55 feet to a pint in the southern right of way line of U>s> Highway 15.501 Service Road; thence along said right of way line three (3) calls as follows:  (1) North 50 36-56@ East 4.54 feet to a point; (2) along a curve to the right having a radius of 120.0 feet, an arc distance of 71.30 feet to a point; (3) North 84 52=22@ East 29.97 feet to a Point and Place of Beginning and being all of Europa Center according to survey entitled AAs Built Survey of Europa Center, Chapel Hill, Orange Co., North Caroline @ dated 15 December 1988 and prepared by Murphy Yelle Associates Registered Land Surveyors, Raleigh N.C., and being the same property conveyed to North Carolina Office Company by dated November 12, 1984 recorded I Book 491, page 173, Orange County Registry.

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EXHIBIT B

SKETCH OF RENTED SPACE

Attached to and Made Part of Lease for

Heat Biologics, Inc.

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EXHIBIT C

RULES AND REGULATIONS

Attached to and Made Part of Lease for

Heat Biologics, Inc.

1.  The Tenant shall not use the name of the Building, the Europa Center, or any future designation of any of these, for any purpose other than that of business address of the Tenant, and shall ever use any picture or likeness of the Building or the Europa Center in any circulars, notices, advertisements or correspondence without the Landlord’s express consent in writing.  Tenant shall not use the name of the Landlord for any reason without the Landlord’s written consent.

2.  The entrances, lobbies and other Common Areas shall be under the exclusive control of Landlord and shall not be obstructed or used for any purpose other than ingress and egress.

3.  Tenant shall not bring to the Building or operate therein any engine, boiler, dynamo or machinery of any kind, or carry on any mechanical operations in the premises, or place any explosive therein, or use any kerosene, oils or burning fluids therein, without first obtaining in each and every instance the prior written consent of Landlord.

4.  The Rented Space shall not be used for the purpose of lodging or sleeping rooms, nor in any way to damage the reputation of the Building; and Tenant shall not disturb or permit the disturbance of other tenants of the building by the use of musical instruments or other noises, odors, canvassing of any occupant of the Building, failing to maintain order in the Building, or by any other interference whatsoever.

5.  The Tenant shall not install any musical instrument or equipment in the Building or any antennae, aerial wires or other equipment inside or outside the Building, without, in each and every instance, prior written approval by Landlord.  The use thereof, if permitted, shall be subject too control by the Landlord so that others shall not be disturbed or annoyed.

6.  Landlord shall reserve the right to exclude or eject from the Building animals of every kind, bicycles, and all canvassers and other persons who conduct themselves In such a manner as to be, in the judgment of Landlord, an annoyance to the Tenants or a detriment to the Rented Space.

7.  The toilet rooms, water closets and other water apparatus shall not be used for any purpose other than those for which they are intended.  Tenant shall not waste water in any manner whatsoever, including without limitation the tying, wedging or otherwise fastening open any faucet.  The cost of repair of any damage resulting from misuse or abuse by Tenant, its employees or guests, shall be borne by Tenant.

8.  The Tenant shall not place or allow anything to be against or near the glass of partitions, doors, or windows of the Rented Space which may diminish the light in, or be unsightly from, the exterior of the Building or any Common Areas.  If there are any glass entry doors to the Rented Space, Tenant must obtain Landlord’s prior written approval, which Landlord may give or withhold it its sole discretion, of all furniture, interior finishes and other objects visible through such glass door(s).  Shades, draperies or other forms of inside window covering, if not so provided by Landlord, must be of such shape, color, and materials as are approved by Landlord in writing prior to installation.

9.  If Tenant desires a safe for depositing of valuables or securities, Landlord shall have the right to prescribe its weight, size and proper position. Nothing whatsoever shall be brought into the Building by Tenant, its agents, employees, or visitors which has a weight of more than 200 pounds per square foot, unless Landlord approves same and its proper positions.

10.  If Tenant desires telegraphic, telephonic, burglar alarm or signal service, the Landlord will, upon request, direct where and how connections and all wiring for such service shall be introduced and run.  Without such direction, no boring, cutting or installation of wires or cables is permitted.

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11.  Two keys to the front door of the Building will be provided at no costs.  A reasonable number of additional keys will be provided upon payment of fees therefore.  No locks shall be placed upon any doors of the Rented Space without first obtaining the written consent of Landlord and furnishing Landlord with keys to same.  Tenant will not permit any duplicate keys to be made (all necessary keys to be furnished by Landlord).  Upon termination of this Lease, Tenant shall surrender to Landlord all keys.  Tenant shall notify Landlord immediately if Tenant loses any keys to any entry door of the Building.  Tenant shall pay all costs incurred by Landlord as a result of such loss, including but not limited to the cost of re-keying any door(s) and providing new keys to existing Tenants of the Building.

12.  The Tenant shall be responsible for the locking of doors in and to the Rented Space.  Any damage resulting from neglect of this obligations shall be paid by Tenant.

13.  All persons entering or leaving the Building may be required to identify themselves to watchman by registration or otherwise, and to establish their right too enter t=or leave the Building.

14.  No person or persons, other than employees of the Building, shall be employed by Tenant for the purpose of cleaning or taking care of the Rented Space without the written consent of Landlord.  Any person or person so employed by Tenant (with the written consent of Landlord) shall be subject to and under the control and direction of, Landlord in the use of the Building and its facilities.

15.  Landlord reserves all vending rights.

16.  No part of the Building shall be used or in any way appropriated for gambling, immoral or other unlawful practices, and no intoxicating beverages or liquors shall be sold in Building.

17.  The Tenant shall not do or permit to be done in the Rented Space or at the Europa Center, or bring or keep anything in or on the Rented Space of the Building, which shall in any way increase the rate of fire insurance on the Building, or on the property kept in the Building, or obstruct or interfere with the right of other Tenants or in any way injure or annoy them, or conflict with the laws relating to fires, or with the regulations of the Fire Department, or any part of these laws, or conflict with nay rules or ordinances of the Board of Health.

18.  Tenant shall not, without Landlord’s prior written consent, after full disclosures, keep, use, store or dispose of substances designated or containing components designated as hazardous, dangerous, toxic or harmful and/or subject to regulation under any federal, state or local law, regulation or ordinance, or around the Rented Space.

19.  Concealed weapons are strictly prohibited.

20.  Security access cards remain the property of the Landlord, and shall be used as prescribed by Landlord.

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EXHIBIT D

TENANT IMPROVEMENT AGREEMENT

Attached to and Made Part of Lease for

Heat Biologics, Inc.

Landlord agrees to the following:

1.

Repair and paint to match the two (2) rear offices as needed.

2.

Replace server room door.

3.

Clean carpets.

4.

Prepare for occupancy.

Tenant agrees to be financially responsible for all telephone, cable, internet, etc. scheduling, and installation costs & monthly service charges which Tenant directly contracts for.

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